EXHIBIT 24

                                POWER OF ATTORNEY


         I, Paul B. Ingrey, the undersigned, of 2000 Royal Marco Point, #710, Marco Island, Florida 34145 make, constitute, and appoint Edgar W. Blanch, Jr., of 4300 Centerview Drive, San Antonio, Texas 78265, my true and lawful attorney-in-fact, in my name, place and stead to sign the E.W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1996.


                                              /s/ Paul B. Ingrey


(Acknowledgment)


STATE OF Minnesota)
                           )ss
COUNTY OF Hennepin)



         The foregoing instrument was acknowledged before me this 21st day of March, 1997 by Paul B. Ingrey



                                              /s/ Kathleen C. McGinnis
                                              ---------------------------------
                                              Signature of Notary Public




                                POWER OF ATTORNEY


         I, James N. Land, Jr., the undersigned, of P.O. Box 918, Short Hills, New Jersey, 07078 make, constitute, and appoint Edgar W. Blanch, Jr., of 4300 Centerview Drive, San Antonio, Texas 78265, my true and lawful attorney-in-fact, in my name, place and stead to sign the E.W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1996.


                                              /s/ James N. Land, Jr.



(Acknowledgment)


STATE OF New Jersey)
                                 )ss
COUNTY OF Morris)



         The foregoing instrument was acknowledged before me this 26th day of March, 1997 by James N. Land, Jr.



                                              /s/ Percy Pacheco
                                              ---------------------------------
                                              Signature of Notary Public




                                POWER OF ATTORNEY


         I, William B. Madden, the undersigned, of 1901 North Akard, Dallas, Texas 75201 make, constitute, and appoint Edgar W. Blanch, Jr., of 4300 Centerview Drive, San Antonio, Texas 78265, my true and lawful attorney-in-fact, in my name, place and stead to sign the E.W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1996.


                                              /s/ William B. Madden



(Acknowledgment)


STATE OF Texas)
                             )ss
COUNTY OF Dallas)



         The foregoing instrument was acknowledged before me this 21st day of March, 1997 by William B. Madden



                                              /s/ Anne Rush
                                              ---------------------------------
                                              Signature of Notary Public




                                POWER OF ATTORNEY


         I, Steven G. Rothmeier, the undersigned, of Great Northern Capital Corp., 332 Minnesota Street, Suite W 1295, St. Paul, Minnesota, 55101 make, constitute, and appoint Edgar W. Blanch, Jr., of 4300 Centerview Drive, San Antonio, Texas 78265, my true and lawful attorney-in-fact, in my name, place and stead to sign the E.W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1996.


                                              /s/ Steven G. Rothmeier



(Acknowledgment)


STATE OF Minnesota)
                               )ss
COUNTY OF Dakota)



         The foregoing instrument was acknowledged before me this 19th day of March, 1997 by Steven G. Rothmeier



                                              /s/ Cathy A. Brandes
                                              ---------------------------------
                                              Signature of Notary Public




                                POWER OF ATTORNEY


         I, Joseph D. Sargent, the undersigned, of Connecticut Surety Corp., City Place II, 185 Asylum Street, Hartford, CT 06103-4105 make, constitute, and appoint Edgar W. Blanch, Jr., of 4300 Centerview Drive, San Antonio, Texas 78265, my true and lawful attorney-in-fact, in my name, place and stead to sign the E.W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1996.


                                              /s/ Joseph D. Sargent



(Acknowledgment)


STATE OF Connecticut)
                                )ss
COUNTY OF Hartford)



         The foregoing instrument was acknowledged before me this 20th day of March, 1997 by Joseph D. Sargent



                                              /s/ Robert P. Martin
                                              ---------------------------------
                                              Signature of Notary Public





                                POWER OF ATTORNEY


         I, Chris L. Walker the undersigned, of 3500 W. 80th Street, Bloomington, Minnesota 55431 make, constitute, and appoint Edgar W. Blanch, Jr., of 4300 Centerview Drive, San Antonio, Texas 78265, my true and lawful attorney-in-fact, in my name, place and stead to sign the E.W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1996.


                                              /s/ Chris L. Walker



(Acknowledgment)


STATE OF Minnesota)
                              )ss
COUNTY OF Hennepin)



         The foregoing instrument was acknowledged before me this 19th day of March 1997 by Chris L. Walker



                                              /s/ Kathleen C. McGinnis
                                              ---------------------------------
                                              Signature of Notary Public




                                POWER OF ATTORNEY


         I, Frank S. Wilkinson, Jr. the undersigned, of 3500 W. 80th Street, Bloomington, Minnesota 55431 make, constitute, and appoint Edgar W. Blanch, Jr., of 4300 Centerview Drive, San Antonio, Texas 78265, my true and lawful attorney-in-fact, in my name, place and stead to sign the E.W. Blanch Holdings, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1996.


                                              /s/ Frank S. Wilkinson, Jr.



(Acknowledgment)


STATE OF Minnesota)
                               )ss
COUNTY OF Hennepin)



         The foregoing instrument was acknowledged before me this 19th day of March, 1997 by Frank S. Wilkinson, Jr.



                                               /S/ Kathleen C. McGinnis
                                               ---------------------------------
                                               Signature of Notary Public